Long-Term Loans (Tables)	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Schedule of Annual Principal Payments

Commencing in 2016 the required annual principal payments based on the amortization schedule of the Term Loans as of December 31, 2015, without giving effect to any voluntary prepayments, are as follows:

$ in thousands:
Year ending December 31:
2016	14,427
2017	6,370
2018	18,200
2019	18,200
2020	182,438
239,635